Exhibit 10.2

BUSINESS LOAN AGREEMENT (ASSET BASED)

Borrower:	Tandy Leather Factory, Inc.	Lender:	BOKF, NA dba Bank of Texas
	1900 SE Loop 820		P.O. Box 29775
	Fort Worth, TX 76140		Dallas, TX 75229-9775

THIS BUSINESS LOAN AGREEMENT (ASSET BASED) dated September 18, 2015, is made and executed between Tandy Leather Factory, Inc. ("Borrower") and BOKF, NA dba Bank of Texas  ( "Lender")  on the  following terms  and conditions .  Borrower  has  received prior  commercial  loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement.  Borrower  understands  and  agrees  that:  (Al  in  granting,  renewing,  or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth  in this  Agreement;  (8)  the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and  (Cl  all such  Loans shall be and remain subject to the terms and conditions of this   Agreement.

TERM. This Agreement shall be effective as of September 18, 2015, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this  Agreement  to the  Expiration Date,  provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows :

Conditions Precedent to Each Advance.  Lender's obligation to make any Advance  to or  for  the account  of  Borrower  under this Agreement  is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement  to be in form and substance satisfactory  to  Lender:

(1) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to  Lender.

(2) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

(3) The security interests in the Collateral shall have been duly authorized,  created, and perfected with first  lien priority  and shall be in  full force  and effect.

(4) All guaranties required by Lender for the credit facility(ies)  shall have been executed  by each Guarantor,  delivered to  Lender, and  be in full force  and effect.

(5) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's  Inventory,  books,  records,  and  operations, and Lender shall be satisfied as to their   condition.

(6) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement  and the  Related Documents as are  then due and payable.

(7) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

Making Loan Advances. Advances under this credit facility, as well as directions for payment from Borrower's accounts,  may be requested  orally or in writing by authorized persons . Lender  may, but need not, require that  all oral requests  be confirmed  in writing.  Each Advance  shall be conclusively deemed to have been made at the request of and for the benefit  of  Borrower  (1)  when  credited to  any  deposit  account of  Borrower maintained with Lender or  (2)  when advanced in accordance  with the instructions of an authorized  person.  Lender, at  its option, may set a cutoff time, after which all requests for Advances will be treated as  having been requested on the  next succeeding Business Day.

Mandatory Loan Repayments. If at any time the aggregate principal amount of the outstanding Advances shall exceed  the  applicable  Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender  an amount  equal to  the difference  between the outstanding principal balance of the Advances  and the  Borrowing  Base.  On the  Expiration Date, Borrower  shall pay to  Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest,  together  with  all  other applicable fees, costs and charges, if any, not yet   paid.

Loan Account. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility . Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and  conclusively  binding on  Borrower  unless  Borrower  notifies Lender to the  contrary  within thirty  (30) days  after  Borrower's  receipt of  any  such statement  which Borrower deems to be incorrect .

COLLATERAL. To secure payment of the Primary Credit Facility and performance of all other Loans, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the  Collateral,  including  without  limitation the proceeds of any insurance.       With respect to the Collateral, Borrower agrees and represents and warrants to Lender :

Perfection of Security Interests. Borrower agrees to execute all  documents  perfecting  Lender's  Security  Interest  and  to  take  whatever actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or  constituting  the Collateral,  and Borrower  will note Lender's interest  upon any  and all chattel paper and instruments if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements  as may be required by applicable  law,  and Lender will file such financing statements and all such similar statements in the appropriate location or  locations.  Borrower  hereby  appoints  Lender  as  its irrevocable  attorney-in-fact  for  the  purpose  of  executing  any  documents  necessary  to  perfect or  to continue  any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower  will  reimburse  Lender  for  all  expenses  for  the  perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral.  Borrower  promptly  will notify  Lender before any change in Borrower's name including any change to the assumed business names of  Borrower.  Borrower  also promptly   will notify Lender before any change in Borrower's Social Security Number or Employer  Identification Number.  Borrower further  agrees to  notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate  with any  other entity.

Collateral Records. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the  Collateral,  all of  which  records shall be available to Lender or Lender's representative upon demand for  inspection  and  copying  at  any  reasonable  time.  With respect to the Inventory, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Inventory and records itemizing and describing the  kind, type,  quality,  and quantity  of  Inventory, Borrower's  Inventory costs  and selling prices,  and the daily  withdrawals  and additions to  Inventory.  Records  related to  Inventory are or will  be located at  1900  SE Loop 820, Fort Worth, TX 76140. The above is an accurate and complete list of all locations at which Borrower  keeps  or  maintains  business records concerning  Borrower's collateral.

Collateral Schedules. Concurrently with the execution and delivery of this Agreement, Borrower shall  execute  and  deliver  to  Lender  schedules of Inventory and schedules of Eligible Inventory in form and substance satisfactory to the Lender.  Thereafter  supplemental  schedules  shall be delivered  according to the following  schedule:   With respect to  Eligible  Inventory, schedules  shall be delivered   Forty-five (45) days after the end of each quarter and consist of a borrowing base report.

Representations and Warranties Concerning Inventory. With respect to the Inventory,  Borrower  represents  and  warrants  to  Lender:  (1)  All Inventory represented by Borrower to be Eligible Inventory for purposes of this  Agreement  conforms  to  the  requirements  of  the  definition  of  Eligible Inventory; (2) All Inventory values listed on  schedules  delivered  to  Lender  will  be  true  and  correct,  subject  to  immaterial variance; (3)  The value of the  Inventory will  be determined  on a consistent accounting  basis;  (4)  Except as agreed to the contrary  by Lender in  writing, all Eligible Inventory is now and at all times hereafter will be in Borrower's physical possession and shall not be held by others on consignment, sale on approval, or sale or return; (5) Except  as  reflected  in the  Inventory  schedules  delivered  to  Lender,  all  Eligible Inventory is now  and at  all times  hereafter  will  be of good and merchantable  quality, free  from defects;  (6)  Eligible  Inventory  is not now  and will not at any time hereafter be stored with a  bailee,  warehouseman,  or similar  party  without  Lender's prior  written consent,  and,  in such event,  Borrower  will concurrently  at the time of bailment  cause  any such bailee, warehouseman,  or similar  party to issue and deliver   to Lender, in form acceptable to Lender, warehouse receipts in Lender name evidencing  the  storage  of  Inventory;  and  (7)  Lender,  its assigns, or agents shall  have the  right at any time  and at  Borrower's expense to inspect and examine the  Inventory and to check and test    the same as to quality, quantity, value,  and   condition.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement  and  in the  Related Documents.

Loan Documents. Borrower shall provide to Lender  the  following  documents  for  the  Loan:  (1)  the  Note;  (2)  Security  Agreements granting to Lender security interests in the Collateral; (3) financing statements and  all  other  documents  perfecting  Lender's  Security Interests; (4) evidence of insurance  as  required below;  (5)  guaranties;  (6)  together  with all such Related Documents  as  Lender  may require for the Loan; all in form and substance  satisfactory  to Lender and Lender's   counsel.

Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents.  In addition,  Borrower  shall have provided  such other resolutions, authorizations,  documents and instruments as Lender or its counsel,    may require.

Fees and Expenses  Under This Agreement.  Borrower shall have paid to  Lender all fees,  costs, and expenses  specified in this Agreement  and the Related Documents as are then due and  payable.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate  delivered to Lender under this Agreement  are true and   correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related  Document.

Limitation on Advances. Notwithstanding anything to the contrary contained herein, availability under the revolving line of credit may be reduced by the amount of unrealized losses related to foreign exchange transactions entered into by Borrower.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a corporation for profit which is, and at all times  shall be, duly organized,  validly  existing,  and in good standing  under and by virtue of the laws of the State of Delaware. Borrower is duly  authorized  to  transact  business  in all  other  states  in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which  Borrower is  doing business.  Specifically,  Borrower  is, and at all times shall be, duly qualified as a foreign corporation  in all states  in which the failure to   so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently  proposes to  engage.  Borrower  maintains  an office  at 1900 SE Loop 820, Fort Worth,  TX  76140.  Unless  Borrower  has  designated  otherwise  in writing,  the  principal  office  is the  office  at  which Borrower  keeps its books and records including its records concerning the Collateral.   Borrower will notify Lender prior to any change     in the  location of  Borrower's state of organization  or any change  in Borrower's name.  Borrower  shall do all things  necessary  to  preserve  and to keep in full force and effect its existence, rights and privileges,  and shall  comply  with all regulations,  rules,  ordinances,  statutes,  orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

Assumed Business Names.  Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower.  Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business:  None.

Authorization.  Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

Financial Information. Each of Borrower's financial statements supplied to Lender truly and  completely  disclosed  Borrower's  financial  condition as of the date of the statement, and there  has been no material adverse  change  in Borrower's  financial  condition  subsequent to  the date of the most recent financial statement supplied to Linder.  Borrower  has no material contingent  obligations  except  as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to  give  under  this  Agreement  when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their  respective  terms.

Properties. Except as contemplated by this Agreement  or as previously  disclosed in Borrower's financial statements  or in writing to  Lender  and as accepted by Lender, and except for  property tax  liens for taxes  not presently due and payable, Borrower owns and has good title to  all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents  or financing  statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement  under any other name for at least the last five (5)   years.

Hazardous Substances.  Except as disclosed to and acknowledged  by Lender in writing, Borrower represents and warrants that:  (1)  During  the period of  Borrower's ownership of the Collateral, there  has been no use, generation,  manufacture, storage, treatment,  disposal,  release  or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture , storage, treatment, disposal, release or threatened release of any Hazardous Substance on,  under,  about  or  from  the  Collateral by any prior owners or occupants of any of the Collateral; or (c)  any actual or threatened litigation or claims of any  kind by any  person relating to such matters. (3)  Neither  Borrower nor  any  tenant,  contractor,  agent or other authorized  user of any of  the  Collateral  shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on,  under,  about  or  from  any  of  the  Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local  laws,  regulations,  and  ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender  and its agents  to enter  upon the  Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this  section  of  the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only  and shall  not be  construed to create any responsibility or liability on the part of Lender to Borrower  or  to  any  other  person.  The  representations  and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any  future  claims  against  Lender  for  indemnity  or  contribution  in  the  event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender  against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer  resulting from a breach of this section of the Agreement or as  a  consequence  of  any  use, generation,  manufacture,  storage,  disposal, release or threatened release of a hazardous waste or substance on the Collateral.  The  provisions  of  this  section  of  the  Agreement, including the obligation to indemnify and defend, shall survive the payment  of  the  Indebtedness  and  the  termination,  expiration  or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in  any  of  the  Collateral,  whether  by  foreclosure  or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding  or  similar  action  (including  those  for  unpaid  taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial  condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged  by  Lender  in  writing.

Taxes. To the  best of  Borrower's  knowledge,  all of  Borrower's  tax  returns and reports that  are or  were  required to be filed, have  been  filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower  has  not  entered  into  or  granted  any  Security  Agreements, or permitted the filing or attachment of any Security Interests on  or  affecting  any  of  the  Collateral  directly  or  indirectly  securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and  rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and  all  Related  Documents  are  binding  upon the  signers  thereof, as well as upon their successors, representatives and assigns, and are  legally  enforceable  in accordance  with their  respective  terms.

AFFIRMATIVE COVENANTS.      Borrower covenants and agrees with Lender that, so long as this Agreement  remains in effect, Borrower will:

Notices of Claims and Litigation.  Promptly  inform  Lender  in writing  of  (1)  all material adverse  changes  in Borrower's  financial condition,  and (2) all existing and all threatened litigation, claims, investigations,  administrative  proceedings  or similar  actions  affecting  Borrower  or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records  in accordance  with  GAAP,  applied  on  a  consistent  basis,  and  permit  Lender  to  examine  and  audit  Borrower's  books  and  records  at all  reasonable times .

Financial Statements. Furnish Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

Additional  Information.   Furnish such additional information and statements,  as Lender may request from time to    time.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require  with  respect to  Borrower's properties and operations, in form, amounts, and  coverages  reasonably  acceptable  to  Lender  and  by  insurance  companies  authorized to transact business in Texas . BORROWER MAY FURNISH THE INSURANCE REQUIRED BY THIS AGREEMENT  WHETHER THROUGH   EXISTING  POLICIES   OWNED  OR  CONTROLLED   BY   BORROWER   OR  THROUGH   EQUIVALENT   COVERAGE   FROM ANY

INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS . Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory  to  Lender,  including  stipulations  that  coverages  will  not  be  cancelled or diminished without at least ten (10) days prior written notice to Lender. Each  insurance  policy  also  shall  include  an  endorsement providing that coverage in favor of Lender will not be impaired in any way by any  act, omission or default of  Borrower or any  other person. In connection with all policies covering assets  in which  Lender  holds or is offered  a security  interest for  the  Loans, Borrower will provide Lender with such lender's loss payable or other endorsements  as Lender may   require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports  on each existing  insurance  policy  showing  such  information  as Lender may reasonably request, including without  limitation the  following:  (1)  the  name of  the  insurer;  (2)  the  risks  insured;  (3)  the amount  of the policy;  (4)  the  properties  insured;  (5)  the then current property  values on the basis of which insurance has been obtained,  and the manner of determining those values; and (6)  the expiration date of the  policy.  In addition,  upon request of  Lender  (however  not  more often than annually), Borrower will have an independent appraiser satisfactory to  Lender determine,  as applicable,  the  actual  cash  value or replacement cost of any Collateral.      The cost of such appraisal shall be paid by Borrower.

Guaranties.      Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor  of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions set forth in those guaranties.

Name of Guarantors	Amounts
The Leather Factory, Inc. (AZ)	Unlimited
Roberts, Cushman and Company, Inc.	Unlimited
Tandy Leather Factory Espana, SL	Unlimited
Tandy Leather Factory UK Limited	Unlimited
Tandy Leather Factory Autralia PTY LTD	Unlimited
The Leather Factory of Canada Ltd.	Unlimited
Tandy Letaher Company Investments, Inc.	Unlimited
The Leatther Factory, Inc. (NV)	Unlimited
Hi-Line Leather & Manufacturing Company	Unlimited
The Leather Factory, L.P.	Unlimited
The Leather Factory of Neada investments, Inc.	Unlimited
Tandy Leather Company, Inc.	Unlimited
Tandy Leather Company, L.P.	Unlimited

Other Agreements. Comply with all terms and conditions  of  all other  agreements,  whether  now  or  hereafter  existing,  between Borrower and any other party and notify  Lender immediately  in writing of any default in connection  with any    other such agreements.

Loan Proceeds. Use all Loan proceeds solely tor Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, it unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between  Borrower  and  Lender.  Borrower  shall  notify  Lender  immediately  in writing  of  any default  in connection  with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience  as  the  present  executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such  investigations,  studies,  samplings  and testings  as may be requested by Lender or any governmental authority  relative to any substance,  or any  waste  or by-product of any substance  defined  as toxic or a hazardous substance under applicable federal, state, or local  law,  rule,  regulation,  order  or  directive,  at  or  affecting  any property or any facility  owned, leased or used by   Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect,  of  all  governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral,  including  without  limitation, the Americans  With  Disabilities  Act.  Borrower  may  contest  in good faith  any  such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals,  so long as  Borrower  has notified Lender in  writing prior to doing so and so long as, in Lender's  sole  opinion,  Lender's interests  in the  Collateral  are  not jeopardized.  Lender  may require Borrower to post adequate security  or a surety  bond, reasonably  satisfactory to Lender, to    protect Lender's interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral tor the Loan or  Loans  and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of  Borrower's books, accounts, and records. It Borrower now or at any time hereafter maintains  any  records  (including  without  limitation computer generated records and computer software programs tor the generation of such records) in the possession  of  a  third  party,  Borrower, upon request of Lender, shall notify such party to permit  Lender tree  access  to  such records  at all reasonable  times  and to  provide Lender with copies of any records it may request, all at Borrower's expense.

Compliance Certificates. Unless waived in writing by Lender, provide  Lender within forty-five  (45) days  after the end of each fiscal quarter,  with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that  the  representations  and warranties  set forth  in this  Agreement  are true  and correct as of the  date of the certificate  and further  certifying that,  as of the date of the certificate,  no Event of    Default exists under this Agreement.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or  permit to  exist, as a result of an intentional or unintentional action or omission  on  Borrower's  part or  on the  part of  any  third  party,  on property  owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state  or  local governmental authorities; shall furnish to Lender promptly and in any event within thirty  (30)  days  after  receipt thereof  a  copy  of any  notice,  summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or  unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment  and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

Financial Statements.  Furnish Lender with the following:

For Borrower:

Annual  Business  Financial Statements.  As  soon as  available  but  in no event  later  than  one  hundred  twenty  (120)  days  after  the  end of  each fiscal year, annual financial statements, including a balance sheet and profit and loss statement for the period ended, audited by a certified public accountant  satisfactory  to Lender.

Interim Business Financial Statements. As soon as available but in no event later than forty-five (45) days after the end of each quarter, consolidated financial statements, including a balance sheet and profit and loss statement for  the  period  ended,  prepared  in  form  satisfactory  to Lender.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Financial  Covenants  and Ratios.

Comply  with the following  covenants  and ratios:

Fixed Charge Coverage Ratio. Borrower must maintain a Fixed Charge Coverage Ratio greater than or equal to 1 .20 to 1 .00, calculated quarterly  on the consolidated financial statements of Borrower and based on a trailing four quarter basis.  Fixed Charge coverage  Ratio shall  be defined as net income plus interest expense plus taxes plus depreciation and amortization minus cash taxes paid minus cash capital expenditures minus distributions divided by current maturities of long term debt and current maturities of  long term  leases  plus  interest expense .

Funded Debt to EBITDA. Borrower must maintain a funded debt to EBITDA  (Earnings  before Interest Taxes  Depreciation Amortization)  ratio  of no greater than 1.50 to 1.00, calculated quarterly on the consolidated financial statements  of  Borrower  and  based on  a  trailing  four  quarter basis.

Except as provided above, all computations made to determine compliance with requirements  contained  in the  above  Financial Covenants  and Ratios shall be made in accordance with generally accepted accounting principles, applied on a  consistent  basis,  and  certified  by Borrower as being true and  correct.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline,  or the  interpretation  or  application of any thereof by any court or administrative or governmental authority  (including  any  request or policy  not having the force  of  law)  shall impose, modify or make applicable any taxes (except federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would  (A)  increase the cost to Lender tor  extending or maintaining the  credit facilities to  which this Agreement  relates,   (B)   reduce the amounts  payable to  Lender  under this Agreement  or   the  Related Documents, or (C) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation  of  such  imposition  or  charge  and  a  calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall  be conclusive  in the  absence of manifest error.

LENDER 'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the  Collateral  or  it  Borrower fails to comply with any provision of this Agreement or any Related Documents, including  but  not  limited  to  Borrower's  failure  to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems  appropriate,  including but not limited to discharging or  paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving  any  Collateral.  All such expenditures  paid by Lender for such purposes will then bear interest at the  Note   rate from the date paid by Lender to the date of repayment by Borrower.  To the  extent  permitted  by  applicable  law, all such  expenses  will  become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any  installment payments to become due during either   (1)  the term of any applicable  insurance  policy;   or   (2)  the remaining term of the Note; or   (C)       be treated as a balloon payment which will be due and payable at the Note's maturity .

NEGATIVE COVENANTS. Borrower covenants and agrees with  Lender that  while  this  Agreement  is in effect,  Borrower  shall not, without  the prior written  consent of Lender:

Indebtedness and Liens. (1)  Except for trade debt incurred in the normal course of business and indebtedness  to Lender contemplated  by  this Agreement, create, incur or assume additional indebtedness for borrowed money, including capital leases, in excess of the aggregate amount of $250,000.00,  (2)  sell, transfer,  mortgage, assign,  pledge, lease, grant  a security  interest in, or encumber  any of  Borrower's  assets  (except as allowed as Permitted Liens), or   (3)  sell with recourse any of Borrower's accounts, except to Lender.

Continuity  of Operations.   (1)   Engage in any  business  activities  substantially  different  than those  in which  Borrower  is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing,  but only  so  long  as no  Event of  Default has occurred and is continuing  or  would  result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary  to  enable  the  shareholders to pay income taxes and make estimated income tax payments to satisfy  their  liabilities  under  federal  and state  law  which  arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure .

Loans, Acquisitions and Guaranties. (1) Except as expressly stated hereafter, loan, invest in or advance  money  or  assets to  any  other person, enterprise or entity, (2)  purchase, create or acquire any  interest in any  other enterprise  or entity, or  (3)  incur any  obligation  as  surety or guarantor other than in the ordinary course of business. The following exceptions are expressly exempted from the foregoing restrictions:     $250,000.00.

Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations  under this Agreement  or  in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether  under this Agreement or under any  other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor  is in  default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower  or any  Guarantor  has  with Lender;   (B)   Borrower or any Guarantor  dies, becomes  incompetent or becomes insolvent, files a petition in bankruptcy  or similar proceedings,    or is adjudged a bankrupt; (C) there occurs a material adverse change in  Borrower's  financial  condition,  in the  financial  condition  of  any Guarantor, or in the value of any Collateral securing any  Loan; or  (D)  any  Guarantor  seeks,  claims or otherwise  attempts  to limit, modify or  revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or  (E)  Lender in good faith deems  itself insecure, even though no  Event of Default shall have  occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings,  or some other  account).   This  includes all accounts  Borrower  holds jointly  with someone  else and all accounts  Borrower may open in the future. However, this does not include any IRA or  Keogh accounts, or any  trust  accounts  for  which setoff  would  be prohibited  by  law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff  all sums owing on the Indebtedness  against  any  and all such accounts.

DEFAULT.  Each of the following shall constitute an Event of Default under this Agreement:

Payment Default.  Borrower fails to make any payment when due under the Loan.

Other  Defaults.  Borrower  fails to comply  with or to  perform any  other term, obligation,  covenant  or condition contained in this Agreement   or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other  agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under  any  loan, extension  of credit, security  agreement,  purchase  or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect  any of  Borrower's  or  any  Grantor's property or Borrower's or any Grantor's ability to repay the Loans or  perform their  respective obligations  under this  Agreement  or any of the Related Documents .

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time  thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a  receiver for any part of Borrower's property, any assignment for the benefit of  creditors,  any  type  of  creditor  workout,  or  the  commencement  of any proceeding under any bankruptcy or insolvency laws by or against    Borrower.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower  or by any governmental  agency  against  any  collateral securing the  Loan.  This includes a garnishment of any of  Borrower's accounts, including deposit  accounts,  with  Lender.  However, this  Event of  Default shall  not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture  proceeding  and if Borrower gives Lender written notice of the creditor  or forfeiture  proceeding and deposits with Lender monies or    a surety bond for the creditor or forfeiture proceeding, in an amount determined  by  Lender,  in its sole  discretion,  as  being  an adequate reserve or bond for the  dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to  any  Guarantor  of  any  of  the  Indebtedness  or  any  Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Change in Ownership.  Any  change  in ownership  of twenty-five  percent ( 25%)  or  more of the common stock of  Borrower.

Adverse Change.  A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

Insecurity.   Lender in good faith believes itself  insecure.

Right to Cure. If any default, other than a default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been  given a notice of a similar default within the preceding  twelve  (12)  months, it may  be cured if Borrower or  Grantor,  as the  case  may  be,  after Lender sends written notice to Borrower or Grantor, as the case may be, demanding cure of such default:  (1)  cure the default within  twenty (20) days; or (2) if the cure requires more than twenty (20) days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise.  Except as  may  be prohibited  by  applicable  law, all of  Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently.  Election by  Lender to pursue any  remedy shall not  exclude pursuit of any other remedy, and an election to make expenditures or to take action to  perform an obligation  of  Borrower  or  of  any  Grantor shall not affect  Lender's right to declare a default and to exercise  its rights    and remedies.

ADDENDUM TO BUSINESS LOAN AGREEMENT. An exhibit, titled "Addendum to Business Loan Agreement," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement .

MISCELLANEOUS  PROVISIONS.   The  following  miscellaneous  provisions  are  a  part of  this Agreement:

Amendments.  This Agreement,  together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs  and  expenses,  including  Lender's  reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this  Agreement.  Lender  may  hire  or  pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement . Costs and expenses include Lender's reasonable attorneys' fees and legal expenses  whether  or not there  is a  lawsuit, including  Lender's  reasonable attorneys' fees and legal expenses for bankruptcy  proceedings  (including efforts to modify or vacate  any  automatic  stay or injunction), appeals,  and  any  anticipated  post-judgment  collection services .  Borrower also shall pay all court costs and such additional  fees  as may  be directed by  the court.

Caption Heading.  Caption heading in this Agreement are for convenience purposes only and are not to e used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer,  whether  now  or  later,  of  one  or  more  participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender  may provide, without  any  limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or  knowledge  Lender  may  have  about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters.   Borrower additionally  waives  any and all notices of sale of participation interests, as well as all notices of any  repurchase     of such participation interests. Borrower also agrees that the purchasers of any  such  participation  interests  will  be considered  as the  absolute owners of such interests in the Loan and will have all the rights granted  under  the  participation  agreement  or  agreements  governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim  that it may have now or later  against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any  interest in the  Loan.  Borrower  further agrees that the purchaser of any such participation interests may enforce its  interests  irrespective  of  any  personal  claims  or  defenses that Borrower may have against  Lender.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Texas without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Texas.

Choice of Venue.  If there is a lawsuit, and if the transaction evidenced by this Agreement occurred in Dallas County, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Dallas County, State of Texas.

No Waiver by Lender. Lender shall not be deemed to  have waived  any  rights under this Agreement  unless  such waiver  is given in writing and signed by Lender. No delay or omission on the part of  Lender  in exercising  any  right shall operate  as  a waiver  of such right or  any  other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute  a waiver  of  Lender's  right otherwise  to demand strict compliance with that provision or any other provision of  this  Agreement.  No  prior  waiver  by  Lender,  nor  any  course  of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any  future transactions.  Whenever  the  consent of  Lender  is required under this  Agreement,  the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent  instances where such consent     is required and in all cases such consent may be granted or withheld  in the sole discretion of   Lender.

Notices. Any notice required to be given under this  Agreement  shall  be given  in writing, and  shall  be effective  when  actually  delivered, when actually received by telefacsimile  (unless otherwise  required by law). when deposited  with a  nationally  recognized overnight  courier,  or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any  party may change its address for notices under this Agreement  by giving formal written  notice to the other parties, specifying that  the  purpose  of  the  notice  is to  change  the  party's  address.  For  notice  purposes,  Borrower agrees to keep Lender  informed at all times of  Borrower's current address.  Unless otherwise  provided or required by law, if there  is more  than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

Payment of Interest and Fees. Notwithstanding any other provision of this Agreement or any provision of any  Related Document, Borrower  does not agree or intend to pay, and Lender does not agree or intend to charge, collect,  take,  reserve or  receive  (collectively  referred to  herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for the Loan which would in any way  or event (including demand, prepayment, or acceleration) cause Lender to contract for,  charge  or  collect  more  for  the  Loan than  the  maximum Lender would be permitted to charge or collect by any applicable federal or Texas state  law.  Any  such excess  interest or unauthorized fee  will, instead of anything stated to the  contrary,  be applied  first to  reduce the  unpaid principal balance of the  Loan, and when the  principal  has been paid in full,  be refunded to Borrower.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending  provision illegal,  invalid, or unenforceable  as to any  other  circumstance.  If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified,  it shall be considered deleted from this Agreement.   Unless otherwise  required by law, the  illegality, invalidity, or  unenforceability   of  any  provision of this Agreement  shall not affect the  legality, validity  or enforceability  of  any other  provision of this  Agreement.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this  Agreement  makes  it appropriate,  including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower  contained  in  this  Agreement  or  any  Related  Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower  shall not, however, have the right to assign Borrower's rights under  this  Agreement  or  any  interest  therein,  without  the  prior  written  consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate  or  other  instrument  delivered  by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of  Loan Advances  and  delivery  to  Lender  of  the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made,   and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement  shall  be terminated in the  manner provided above, whichever  is the  last to  occur.

Time is of the Essence.  Time  is of the essence  in the performance of this  Agreement.

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this  Agreement.  Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the  United States of America.  Words  and terms  used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this   Agreement:

Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's  behalf  under the  terms  and conditions of this Agreement .

Agreement.  The word "Agreement" means this Business Loan Agreement (Asset Bsed), as this Business Loan Agreement (Asset Based) may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement (Asset Based) from time to time.

Borrower. The word "Borrower" means Tandy Leather Factory, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Borrowing Base. The words "Borrowing Base" mean As determined by Lender from time to time, the lesser of (1) $6,000,000.00 or (2) 50.000% of the aggregate amount of Eligible Inventory.

Notwithstanding the above, availability under the Borrowing Base may be reduced by the amount of unrealized losses related to  foreign exchange  transactions  entered into by Borrower.

Business Day.  The words  "Business Day" mean a day on which commercial banks are open in the State of   Texas.

Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and  whether  granted  in  the  form  of  a  security  interest,  mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel  mortgage,  chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word Collateral also includes without  limitation all collateral described  in the  Collateral section of this  Agreement.

Eligible Inventory.      The words  "Eligible Inventory" mean, at any time, all of Borrower's Inventory as defined below, except:

(1)   Inventory  which is not owned by Borrower free  and clear of  all security  interests, liens, encumbrances,  and claims of third    parties.

(2)   Inventory which  Lender, in its sole discretion,  deems to be obsolete,  unsalable, damaged, defective, or unfit for  further    processing.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and  local statutes,  regulations  and  ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"),  the  Hazardous  Materials Transportation  Act,  49  U.S.C.  Section  1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other  applicable  state  or  federal  laws,  rules,  or  regulations  adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Expiration Date.  The words  "Expiration  Date"  mean the date of termination of  Lender's commitment to lend under this  Agreement.

GAAP.  The word "GAAP"  means generally  accepted accounting  principles.

Grantor. The word "Grantor" means each and all of the persons or entities granting  a  Security  Interest in any  Collateral for the  Loan,  including  without  limitation all Borrowers  granting  such a  Security Interest.

Guarantor.  The word    "Guarantor"  means any guarantor, surety, or accommodation  party of any or all of the Loan.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to  Lender, including without  limitation a guaranty  of all or  part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard  to  human  health  or  the  environment  when  improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The  words  "Hazardous  Substances" are used in their very broadest sense and include without limitation any and all hazardous  or toxic  substances,  materials  or  waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances"  also includes, without  limitation, petroleum  and petroleum by-products or any fraction thereof  and  asbestos.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other  indebtedness  and costs and expenses for  which Borrower  is responsible  under this Agreement  or under  any  of the Related Documents.

Inventory. The word  "Inventory"  means  all of  Borrower's raw  materials, work  in process, finished  goods,  merchandise,  parts and supplies, of every kind and description, and goods held for sale or lease or furnished  under  contracts  of  service  in which  Borrower  now  has  or hereafter acquires any right, whether held by  Borrower  or  others,  and all documents  of title,  warehouse  receipts, bills of  lading,  and all  other documents of every type  covering all or any  part of the foregoing.   Inventory includes inventory temporarily  out of Borrower's  custody    or possession and all returns on  Accounts.

Lender.  The word "Lender"  means BOKF, NA dba Bank of Texas, its successors and  assigns.

Loan. The word "Loan" means any and all loans and financial  accommodations  from  Lender  to  Borrower  whether  now  or  hereafter  existing, and however evidenced, including without limitation those  loans  and financial  accommodations  described  herein or described  on any exhibit or schedule  attached to this Agreement  from time to   time.

Note. The word "Note" means the Promissory Note in the principal amount of  $6,000,000.00  dated  September  18,  201 5  and  the  Promissory Note in the principal amount of $10,000,000.00 dated September 18, 2015 together with all renewals of, extensions  of,  modifications  of, refinancings  of, consolidations  of, and substitutions  for  the  note or  credit agreement.

Permitted Liens.  The words  "Permitted Liens"  mean   (1)   liens and security  interests securing  Indebtedness owed by Borrower to   Lender; (2) liens for taxes, assessments, or similar charges either not yet due  or  being  contested  in  good  faith;  (3)  liens  of  materialmen, mechanics,  warehousemen,  or carriers, or other  like liens arising in the ordinary  course of business and securing obligations  which are not  yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or  permitted  to  be  incurred  under  the paragraph of this Agreement titled "Indebtedness  and Liens";  (5)  liens  and security  interests  which,  as  of the  date  of  this  Agreement,  have been disclosed to and approved by the  Lender in writing;  and  (6)  those  liens and security  interests  which  in the aggregate  constitute an immaterial and insignificant  monetary  amount  with respect to the  net value  of  Borrower's assets.

Primary Credit Facility. The words "Primary Credit Facility" mean the credit facility described in  the  Line  of  Credit  section  of  this  Agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements  and documents, whether  now  or hereafter  existing, executed  in connection  with the Loan.

Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating  a Security Interest.

Security  Interest.  The  words  "Security  Interest"  mean,  without  limitation,  any  and  all  types  of  collateral  security,  present  and  future, whether in the form of a lien, charge, encumbrance, mortgage,  deed  of  trust,  security  deed,  assignment,  pledge,  crop  pledge,  chattel  mortgage,  collateral chattel mortgage, chattel trust, factor's lien, equipment  trust,  conditional  sale,  trust  receipt,  lien  or  title  retention contract, lease or consignment intended as a security device, or any  other  security  or  lien  interest  whatsoever  whether  created  by  law,  contract,  or  otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT (ASSET BASED) AND BORROWER AGREES TO ITS TERMS.  THIS BUSINESS LOAN AGREEMENT (ASSET BASED) IS DATED SEPTEMBER 18,  2015.

BORROWER :

TANDY LEATHER FACTORY, INC.

By:  /s/ Shannon L. Greene
Shannon Greene, Chief Financial Officer of Tandy Leather Factory, Inc.

LENDER :

BOKKF, NA DBA BANK OF TEXAS

By:  /s/ Jennifer Baggs
Authorized Officer

ADDENDUM TO BUSINESS LOAN  AGREEMENT

[

Borrower:          Tandy Leather Factory, Inc.
1900 SE Loop 820
Fort Worth, TX  76140

Lender:              BOKF, NA dba  Bank of  Texas
       P.O. Box 29775
        Dallas, TX  75229-9775

This ADDENDUM TO BUSINESS LOAN AGREEMENT is attached to and by this reference is made a part of the Business Loan Agreement (Asset Based), dated September 18, 2015, and executed in connection with a loan or other financial accommodations between BOKF, NA DBA BANK OF TEXAS and Tandy Leather Factory, Inc.

The Business Loan Agreement dated September 18, 2015 ("Loan Agreement") between Tandy Leather Factory, lnc.("Borrower") and BOKF, NA dba Bank of Texas ("Lender") is hereby amended to incorporate the following. Capitalized terms used below and not defined herein shall have the meanings given in the Business Loan Agreement.

Definitions:

"Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. §  1 et seq.),  as amended  from time to time,  and any  successor  statute.

"Effective  Date" means the date of the  Loan Agreement.

"Excluded Swap Obligation" means (a) with respect to any Guarantor, any Swap Obligation if, and to the extent that,  all or  a  portion of  the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation, or order of the Commodity Futures Trading Commission  (or the application or official interpretation of any thereof)  and  (b) with respect to any  Borrower, any  Swap Obligation of  another   Loan Party if, and to the extent that, all or a portion of the joint  and several  liability  of  such Borrower  with  respect to, or the grant of  such  Borrower of a security interest to secure, as applicable, such Swap Obligation is or becomes illegal under the  Commodity  Exchange Act  or  any rule, regulation, or order of the Commodity Futures Trading Commission  (or the application  or official interpretation of any thereof),  by virtue of  such Guarantor's (in the case of (a)) or Borrower's (in the case of (b)) failure to constitute an "eligible contract participant," as defined in the Commodity Exchange Act and the regulations thereunder, at the time the guarantee of such Guarantor,  joint  and  several  liability  of  such  Borrower, or grant of such security interest by such Guarantor or  Borrower, as applicable,  becomes or  would  become effective  with respect to  such Swap Obligation. If a Swap Obligation arises under a master  agreement governing  more than one  Swap Obligation, such exclusion shall  apply only to the  portion of  such Swap  Obligation that is attributable to  Swap Obligations  for  which such guarantee  or security  interest or joint  and several liability, as applicable,  is or becomes illegal.

"Guarantee Obligation" means as to any Person (the "guaranteeing person"), any  obligation,  including  a reimbursement,  counterindemnity  or similar obligation, of the guaranteeing Person that guarantees or in effect guarantees, or which is given to induce the  creation of  a  separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether  directly  or  indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase  any  such primary  obligation or  any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of  any  such primary obligation or (2) to maintain working capital or equity capital of the primary obligor  or otherwise  to  maintain the  net  worth or solvency  of  the primary obligor, (iii) to purchase property, securities  or services  primarily for the purpose of assuring the owner of  any such primary  obligation of  the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. For the avoidance of doubt, for purposes of determining any Guarantee Obligations of any Guarantor pursuant to the  Loan Agreement  and any  Related Documents, the definition of  "Specified Swap Agreement"  shall  not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, if  applicable)  any  Excl\.lded  Swap Obligation of such Guarantor.

"Loan Party" means any Borrower, Guarantor, or Grantor under the Loan Agreement or any of the Related Documents.

"Person" means any natural person, corporation, association, limited liability company, partnership, joint venture, trust, and every other entity of  every kind.

"Qualified   ECP  Guarantor"   means,   in  respect   of   any   Swap  Obligation,   each  Borrower   and  Guarantor   that   has  total  assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant  security  interest  becomes  effective  with  respect  to  such  Swap  Obligation or such other person as constitutes an "eligible contract participant" under the Commodity  Exchange  Act  or  any  regulations  promulgated thereunder and can cause another person to qualify as an "eligible contract participant"  at such time  by entering  into a  keepwell  under Section 1a(18)(A)(v) (II) of the Commodity Exchange  Act.

"Specified Swap Agreement" means any  Swap Agreement  in respect of  interest  rates, currency  exchange  rates, commodities,  weather,  power or emissions entered into by any Borrower or any Guarantor and any Person that is a Lender or an affiliate of a Lender at the time such Swap Agreement is entered into (or, in respect of any Swap Agreement entered into prior to the Effective Date, any Person that  is a  Lender  or  any  affiliate of a Lender on the Effective Date), which has been designated as a "Specified Swap Agreement" by such Lender and such Borrower, by notice to the Administrative Agent not later than 15 days after the later of (i) the Effective Date and (ii)  the  execution  and delivery  by  such  Borrower or such Guarantor  of such Swap Agreement  (or such later date agreed  by Lender  and such Borrower, but in no event  more than 30  days after such later date referred to above); provided that for  purposes of determining  any Guarantee Obligations of any Guarantor  pursuant to  the Loan Agreement and any Related Documents, the definition of "Specified Swap Agreement"  shall  not  create  any  guarantee  by  any  Guarantor of (or grant of security interest by any Guarantor to support, if applicable) any Excluded Swap Obligation of such Guarantor.

"Swap Agreement" means, any agreement, contract or transaction that constitutes a "swap" within the meaning of  section  1a(47)  of  the  Commodity Exchange Act, including any agreement with respect to any swap, forward, future or derivative transaction or  option  or  similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity  or  debt  instruments  or  securities,  or  economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of  these transactions; provided that no phantom stock or similar plan providing for payments only on account  of services  provided by current  or  former  directors, officers, employees or consultants  of any  Borrower or any of its subsidiaries  shall be a  "Swap   Agreement".

"Swap Obligations"  means with respect to any  Person, any  and all obligations of such Person, whether  absolute or contingent  and howsoever  and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.

Representations  and Warranties:

Borrower hereby represents and warrants to Lender and covenants   that:

a) the rate, asset, liability or other notional item underlying any Specified Swap  Agreement  regarding  an interest or  monetary  rate, or  foreign exchange swap, entered into or executed in connection  with this  Loan Agreement  is, or is directly  related to, a financial   term hereof;

b) the aggregate notional amount of all Swap Agreements entered into or executed  by  Borrower  in connection  with the financial terms  of this Loan Agreement, whether entered into or executed with Borrower or any other individual  or  entity,  will  not  at  any  time  exceed  the  aggregate principal amount outstanding hereunder, as such amounts may be determined or calculated  contemporaneously  from  time  to time during and throughout the term of this Loan   Agreement;

c) each Swap Agreement entered into or executed in connection  with  the  financial  terms  of  this  Loan  Agreement  has  been  or  will  be  entered into no earlier than ninety (90) days before and no later than one hundred eighty (180) days after the  Effective  Date or of  any  transfer  of  principal  hereunder;

d) the purpose of any Swap Agreements  in respect of any commodity  entered into or executed  in connection  with this  Loan Agreement  is  to hedge commodity  price risks incidental to the  Borrower's business and arising from potential changes  in the  price of such commodity;    and

e) each Swap Agreement entered into or executed in connection with this Loan Agreement  mitigates against the risk of repayment  hereof  and is not for the purpose of  speculation .

For purposes hereof, the term  (i)  "financial term"  shall include,  without  limitation, the duration or term of the  Loan Agreement,  rate of  interest,  the currency or currencies in which the Loan is made and its principal amount,  and  (ii)  "transfer  of principal" means any draw  of principal under  the Loan Agreement,  any amendment , restructuring, extension or other modification of the Loan   Agreement.

Agreement:

Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally  and irrevocably undertakes to provide such funds  or other support as may be needed from time to time by each other Guarantor to honor all of its Guarantee Obligations in respect of Swap  Obligations (provided, however, that each Qualified ECP Guarantor shall only  be liable under  this  section for the  maximum  amount of  such  liability that can be hereby incurred without rendering its obligations under this section, or  otherwise  under  any  Guarantee  Obligations,  as  it relates to such other Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this section shall remain in full force and effect until discharged pursuant to the terms of the Loan Agreement  and  Related Documents.  Each Qualified ECP Guarantor  intends that this section  constitute,  and this section shall  be deemed to constitute, a "keepwell,  support,  or  other  agreement"  for  the  benefit  of  each  other  Guarantor  for  all  purposes  of  Section  1a(18) (A) (v)(II) of the Commodity Exchange Act.

THIS ADDENDUM TO BUSINESS LOAN AGREEMENT IS EXECUTED ON SEPTEMBER 18, 2015.

BORROWER:

TANDY LEATHER FACTORY, INC.

By:  /s/ Shannon L. Greene
Shannon Greene, Chief Financial Officer of Tandy Leather Factory, Inc.

LENDER:

BOKF, NA DBA BANK Of TEXAS

By:  /s/ Jennifer Baggs
Authorized Officer